ANNUAL REPORT
DECEMBER 31, 2000

TEMPLETON RETIREMENT ANNUITY

/BULLET/ TRA SEPARATE ACCOUNT
/BULLET/ FRANKLIN TEMPLETON VARIABLE
          INSURANCE PRODUCTS TRUST
          TEMPLETON GROWTH SECURITIES FUND - CLASS 1




[FRANKLIN TEMPLETON LOGO(R)]
FRANKLIN(R) TEMPLETON(R) INVESTMENTS

PAGE

TEMPLETON RETIREMENT ANNUITY
ANNUAL REPORT
TABLE OF CONTENTS


Letter to Contract Owners  .........................       2
A Word About Risk ..................................       4
Important Notes to Performance Information .........       5
Manager's Discussion  ..............................    TG-1
Performance ........................................    TG-5
Financial Highlights ...............................    TG-7
Statement of Investments ...........................    TG-9
Financial Statements ...............................   TG-14
Notes to Financial Statements ......................   TG-17
Index Definitions  .................................     I-1
Templeton Funds Retirement Annuity
 Separate Account Financials  ......................    SA-1

TRA A00 02/01

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (VIP) currently consists of 28 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.

Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.
PAGE

LETTER TO CONTRACT OWNERS




Dear Contract Owners:

This annual report for the Templeton Retirement Annuity and the Franklin Templeton Variable Insurance Products Trust covers the year ended December 31, 2000. The year 2000 was the fastest for global economic expansion since 1984; however, the pace slackened considerably in the second half of the year. By the end of the period, investors appeared concerned about how far the global economy might slide. The U.S. technology and telecommunications-dominated "new economy" lost steam in the first quarter, leading to a pronounced rotation from growth stocks into more value-oriented sectors. After considerable volatility, the domestic and international stock markets generally ended the year in negative territory. The technology-heavy Nasdaq Composite Index tumbled 38.83% to 2471, while the broader-based Standard & Poor's 500(R) (S&P 500(R)) Composite Index fell 9.11% to 1320. However, value stocks overall posted positive returns, as measured by the S&P Barra Value Index, which returned 5.15% for the year.(1)

In the first and second quarters of the year, the U.S. gross domestic product
(GDP)'s annualized 4.8% and 5.6% growth rates contributed to inflationary fears. In an effort to moderate economic growth to more sustainable levels, the Federal Reserve Board (the Fed) raised the Fed funds target rate from 5.5% to 6.5%. In the third quarter, the GDP's dramatic deceleration to an annualized 2.2% growth rate, combined with data pointing to declining retail sales, manufacturing output and consumer confidence, confirmed that the economy had in fact slowed. These factors, in addition to earnings warnings from many high profile companies, prompted Fed policy makers to change their outlook for the first time in two years. In December, despite the tight labor market, characterized by unemployment hovering near 30-year lows, and only moderate inflation (with the exception of higher energy prices), the Fed signaled that recession, rather than inflation, posed the greatest risk to U.S. economic expansion.

In the euro region (the 11 countries making up the European Monetary Union or EMU), economic growth also slowed in the third quarter primarily due to higher oil costs and inflation, which rose to its highest level in seven years in November. The European Central Bank raised interest rates six times during the reporting period in an effort to buttress the euro and hold back inflation. Oil prices climbed to over $36 a barrel before easing down to about $23 at the period's end. Declining crude oil prices and the strengthening euro contributed to a more encouraging inflationary outlook for the region by the period's end. In Latin America, many countries displayed improved fundamentals, as witnessed by industrial production, import and export increases in Mexico and an advantageous debt swap for


(1). Source: Standard and Poor's Micropal. The S&P/Barra Value Index, constructed by Standard & Poor's and Barra Inc., contains companies with lower price-to-book ratios and has 50 percent of the capitalization of the S&P 500 index. The S&P/Barra Value Index is a total return, capitalization-weighted index and is rebalanced semi-annually. For other index descriptions, please see the Index Definitions following the Fund summaries.

2
PAGE

Brazil. In Asia, most countries continued economic recovery as well. For example, China is expected to post a budget surplus for the first time since 1985 and deliver 8.2% growth for the year under review. Japan, however, did not live up to expectations and suffered from lackluster economic growth and renewed doubts about its banking system.

Bonds enjoyed generally positive returns in the U.S., with rising prices, as the 10-year Treasury note yield fell from 6.44% at the beginning of the period to 5.11% at the end. The U.S. Treasury yield curve became inverted during the reporting period, with shorter-term bonds offering higher yields than longer-term bonds. Short-term rates moved upward in tandem with the federal funds target rate hikes, while longer-term rates moved downward due to the U.S. Treasury's 30-year buyback program. In local currency terms, global government bonds ended the period up as well, although the strong U.S. dollar lowered the returns in U.S.-dollar terms. High yield corporate bonds proved to be the exception to the overall upward trend in the fixed-income universe. The high yield asset class came under pressure as price erosion and U.S. equity market volatility contributed to investor risk aversion and concerns regarding the sustainability of corporate earnings.

At year-end, Fed Chairman Alan Greenspan continued to carefully monitor the economy, seeking to avoid the perils of inflation and recession. Despite evidence that the economy has reached and may continue to follow a more sustainable growth rate, the tight labor market and higher energy costs indicated that inflationary fears could still become a problem. On the other hand, concerns existed that too pronounced an economic slowdown could lead to a recession. However, investors remained hopeful the economy would strike the right balance.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.
--------------------------
Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

/s/ Richard P. Austin
---------------------
Richard P. Austin
President
Templeton Funds Annuity Company

                                                                              3
PAGE

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

4
PAGE

IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

                                                                              5
PAGE



                                          TEMPLETON GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund (formerly Templeton Global Growth Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies of any nation, including those in U.S. and emerging markets.
--------------------------------------------------------------------------------

The year 2000 ended on a mixed note -- most equity markets declined amid waning investor and consumer confidence that appeared to move from excessive optimism at 2000's outset to extreme pessimism by year-end. Toward the end of the reporting period, most fourth-quarter economic indicators suggested a decelerating global growth trend. In our view, many people's expectations for "new economy" companies (encompassing media, technology, Internet and telecommunications) were too high, and out of touch with traditional stock valuation methods. Euphoria in the world's stock markets, particularly in the U.S., propelled share prices to historically astronomical valuation levels. This, combined with record purchases of U.S. companies by foreigners and high oil prices, helped to drive up the U.S. dollar's value, especially against the flagging euro. Eventually, earnings expectations within many of the new economy's key companies faltered and, when combined with rising U.S. interest rates and uncertainty surrounding the U.S. presidential election, contributed to sharply declining stock prices and negative returns for the major stock indexes.

After falling during the spring, many U.S. stocks drifted during the summer. But following a wake of negative earnings pre-announcements, these issues renewed their downward spiral during the fall. As the U.S. tech bubble broke over the second half of the year, shockwaves rippled throughout world equity markets. Although the effect was felt across most sectors, it triggered a free fall among many technology- and telecommunications-related share prices, especially in the fourth quarter. Within this environment, the Fund posted positive results for the year and beat the benchmark Morgan Stanley Capital International (MSCI(R)) All Country World Free Index, which returned -13.94% during the same time.(1)

The most significant boost to Fund performance was an overall return to favor for value investing in 2000, especially in the latter half of the reporting period. At Templeton, we have always practiced the discipline of patience, which was rewarded in 2000, although it was sorely tested

(1). Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

This chart shows in pie format the geographic distribution of Templeton Growth Securities Fund as a percentage of total net assets on 12/31/00.

North America                                        45.8%
Europe                                               25.6%
Asia                                                 14.9%
Latin America                                         3.0%
Australia/New Zealand                                 2.8%
Short-Term Investments & Other Net Assets             7.9%






                                                                           TG-1
PAGE

Top 10 Holdings
Templeton Growth
Securities Fund
12/31/00

 Company                       % of Total
 Industry, Country             Net Assets
-----------------------------------------
   H.J. Heinz Co.                  2.7%
   Food Products, U.S.

   HSBC Holdings PLC               2.5%
   Banks, Hong Kong

   Kroger Co.                      2.2%
   Food & Drug Retailing,
   U.S.

   Waste Management Inc.           1.9%
   Commercial Services &
   Supplies, U.S.

   Abbott Laboratories             1.9%
   Pharmaceuticals
   Supplies, U.S.

   Lockheed Martin Corp.           1.8%
   Aerospace & Defense,
   U.S.

   Procter & Gamble Co.            1.8%
   Household Products, U.S.

   Cheung Kong
   Holdings Ltd.                   1.8%
   Real Estate, Hong Kong

   Bank of America Corp.           1.7%
   Banks, U.S.

   Allstate Corp.                  1.7%
   Insurance, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

in 1999 and first quarter 2000 amid a frenzy of growth-oriented, momentum-style investing. After trailing the major equity indexes through March when the Nasdaq reached all-time highs, the Fund rose in absolute terms and on a relative basis as markets plummeted from March through December. Disappointing earnings led investors to question the prices being paid for many securities. As investors sold, high equity ownership in technology shares, large amounts of leverage and rapid portfolio turnover led to extraordinary market volatility. In our view, this unstable environment forced investors to reevaluate their holdings and become more rational in their investment approach. As a result, value investing began a turnaround.

Stock selection, particularly in the U.S. market, was also critical to our performance. In the first half of the year, we increased our U.S. stock holdings. Despite the U.S. market decline, many of these securities performed well, including Nabisco Holdings Group and H.J. Heinz.

The Fund also benefited from limited exposure to the ailing Japanese market in 2000. Although many believed renewed Japanese economic growth would help lift the country's stocks, most economic growth estimates proved wrong and the Japanese market, as measured by the Nikkei 225 Index, declined 34.46% for the year.(2) In our analysis, while Japanese securities looked cheap during the reporting period, they tended to lack important catalysts for change. As a result, we had not increased our Japanese holdings substantially by year-end. As in the U.S., individual stock selection was also helpful in Japan. We originally purchased Fuji Photo Film, our largest Japanese holding, because of the company's enormous amount of excess cash being generated from operating activities and cash holdings on its balance sheet. In a market that suffered double-digit declines in 2000, Fuji's share price rose more than 20%. The Fund's largest Asian exposure -- Hong Kong -- performed slightly better than Japan and most other Asian stock markets.

Our exposure to European equities produced mixed results. Although many of our Continental European holdings performed well, our U.K. positions proved disappointing. The falling euro added a measure of currency volatility to these holdings most of the year, although the

(2). Source: Standard and Poor's Micropal. The Nikkei 225 Stock Average is a price-weighted index consisting of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

TG-2
PAGE

fledgling currency did signal a rebound in December. At one point in the year, the euro had dragged down our European investments' value by approximately 15%.

Like the euro, most foreign currencies stymied Fund performance in 2000. American securities' enormous popularity in the first half of 2000, the large number of foreign companies (particularly European) buying American companies and rising oil prices combined to help boost the U.S. dollar versus most major currencies, hindering the dollar-denominated value of our foreign stock holdings. The second-half slowdown in U.S. economic growth, political uncertainty after the U.S. presidential election and unstable equity markets dampened the dollar's strength toward year-end, a trend we believe will continue into 2001.

Looking forward, we believe most equity markets will experience further volatility. In our analysis, the enormous popularity of certain stocks over the past several years led to overvaluations, as pointed out here and in our previous reports. Despite recent corrections in technology stocks, ownership in this sector remains high by our analysis, as does consumer debt and stocks as a percentage of gross domestic product (GDP). Consumer spending is slowing rapidly, partly due to the fact that U.S. consumers spent more than they earned, which we believe is unsustainable in a declining equity market. Enthusiasm for a "new economy" and a "new paradigm" appear to be deteriorating following recent warnings of economic slowdown or recession. We do not fear either outcome, as we tend to perform well in volatile markets.

In addition, although the indexes still look expensive, they can hide many undervalued securities. Even the once high-flying Nasdaq market has had more stocks declining than advancing during the last two years. Across the globe, we are still finding attractive ideas and solid stocks selling at what we believe to be reasonable prices. As a result, our portfolio characteristics are substantially different than the market's. For example, the average price-to-earnings valuation of the MSCI All Country World Free Index stood at
24.6 on December 31, 2000, while the average stock in Templeton Growth Securities Fund stood at just 11.5.(3)

(3). Source: Morgan Stanley Capital International.



                                                                           TG-3
PAGE

We will continue to search the globe for stocks we believe are improperly valued by other investors, and will remain ardent believers in individual stock selection, as opposed to primarily sector or country allocation considerations. Over time, we've found this bottom-up discipline to be the best approach in our efforts to generate attractive returns.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.

TG-4
PAGE

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Growth Securities Fund - Class 1
Periods ended 12/31/00
                                                                 Since
                                                               Inception
                                         1-Year     5-Year     (3/15/94)
------------------------------------------------------------------------
 Average Annual Total Return             +1.74%     +13.06%      +11.90%
 Cumulative Total Return                 +1.74%     +84.73%     +114.79%
 Value of $10,000 Investment            $10,174     $18,473     $ 21,479

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/15/94-12/31/00)

The graph compares the performance of Templeton Growth Securities Fund - Class 1 and the Morgan Stanley Capital International (MSCI) All Country World Free Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Templeton Growth Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the MSCI All Country World Free Index* from 3/15/94-12/31/00.

                                   Templeton Growth Securites             MSCI All Country
                                               Fund - Class I             World Free Index
                 --------------------------------------------------------------------------
      03/15/1994                        $10,000                                    $10,000
      03/31/1994                        $10,030        -2.32%                       $9,768
      04/30/1994                        $10,079         2.72%                      $10,034
      05/31/1994                        $10,118         0.59%                      $10,093
      06/30/1994                        $10,020        -0.49%                      $10,044
      07/31/1994                        $10,295         2.21%                      $10,266
      08/31/1994                        $10,551         3.56%                      $10,631
      09/30/1994                        $10,482        -2.35%                      $10,381
      10/31/1994                        $10,492         2.56%                      $10,647
      11/30/1994                        $10,285        -4.34%                      $10,185
      12/31/1994                        $10,315         0.35%                      $10,221
      01/31/1995                        $10,226        -2.03%                      $10,013
      02/28/1995                        $10,335         1.07%                      $10,120
      03/31/1995                        $10,335         4.58%                      $10,584
      04/30/1995                        $10,630         3.64%                      $10,969
      05/31/1995                        $10,896         1.10%                      $11,090
      06/30/1995                        $11,053         0.02%                      $11,092
      07/31/1995                        $11,498         4.84%                      $11,629
      08/31/1995                        $11,399        -2.19%                      $11,374
      09/30/1995                        $11,617         2.75%                      $11,687
      10/31/1995                        $11,231        -1.67%                      $11,492
      11/30/1995                        $11,310         3.15%                      $11,854
      12/31/1995                        $11,627         3.01%                      $12,210
      01/31/1996                        $12,132         2.22%                      $12,482
      02/29/1996                        $12,181         0.42%                      $12,534
      03/31/1996                        $12,379         1.54%                      $12,727
      04/30/1996                        $12,706         2.44%                      $13,038
      05/31/1996                        $12,894         0.10%                      $13,051
      06/30/1996                        $12,886         0.55%                      $13,122
      07/31/1996                        $12,416        -3.73%                      $12,633
      08/31/1996                        $12,814         1.23%                      $12,788
      09/30/1996                        $12,988         3.69%                      $13,260
      10/31/1996                        $13,080         0.40%                      $13,313
      11/30/1996                        $13,672         5.35%                      $14,025
      12/31/1996                        $14,102        -1.45%                      $13,822
      01/31/1997                        $14,510         1.68%                      $14,054
      02/28/1997                        $14,592         1.36%                      $14,245
      03/31/1997                        $14,561        -2.00%                      $13,961
      04/30/1997                        $14,623         3.21%                      $14,409
      05/31/1997                        $15,287         5.97%                      $15,269
      06/30/1997                        $16,058         5.12%                      $16,051
      07/31/1997                        $16,684         4.52%                      $16,776
      08/31/1997                        $16,245        -7.02%                      $15,598
      09/30/1997                        $17,164         5.33%                      $16,430
      10/31/1997                        $15,891        -5.95%                      $15,452
      11/30/1997                        $15,839         1.53%                      $15,689
      12/31/1997                        $16,006         1.31%                      $15,894
      01/31/1998                        $15,912         2.20%                      $16,244
      02/28/1998                        $17,185         6.84%                      $17,355
      03/31/1998                        $18,103         4.27%                      $18,096
      04/30/1998                        $18,155         0.94%                      $18,266
      05/31/1998                        $17,644        -1.90%                      $17,919
      06/30/1998                        $17,395         1.80%                      $18,242
      07/31/1998                        $17,407         0.03%                      $18,247
      08/31/1998                        $14,891       -14.01%                      $15,691
      09/30/1998                        $14,998         1.99%                      $16,003
      10/31/1998                        $16,391         9.13%                      $17,464
      11/30/1998                        $17,135         6.07%                      $18,524
      12/31/1998                        $17,442         4.64%                      $19,384
      01/31/1999                        $17,194         2.04%                      $19,779
      02/28/1999                        $16,663        -2.51%                      $19,283
      03/31/1999                        $17,548         4.50%                      $20,150
      04/30/1999                        $19,379         4.32%                      $21,021
      05/31/1999                        $18,564        -3.53%                      $20,279
      06/30/1999                        $19,532         4.98%                      $21,289
      07/31/1999                        $19,410        -0.41%                      $21,201
      08/31/1999                        $19,329        -0.12%                      $21,176
      09/30/1999                        $18,883        -1.08%                      $20,947
      10/31/1999                        $18,748         5.06%                      $22,007
      11/30/1999                        $19,640         3.11%                      $22,692
      12/31/1999                        $21,112         8.33%                      $24,582
      01/31/2000   -6.78%               $19,681        -5.39%                      $23,257
      02/29/2000   -3.50%               $18,992         0.34%                      $23,336
      03/31/2000    7.11%               $20,342         6.57%                      $24,869
      04/30/2000   -0.78%               $20,184        -4.49%                      $23,752
      05/31/2000    1.31%               $20,448        -2.60%                      $23,135
      06/30/2000    1.22%               $20,697         3.39%                      $23,919
      07/31/2000    0.15%               $20,729        -2.94%                      $23,216
      08/31/2000    1.20%               $20,977         3.11%                      $23,938
      09/30/2000   -3.12%               $20,323        -5.49%                      $22,624
      10/31/2000    0.92%               $20,510        -1.96%                      $22,180
      11/30/2000   -0.53%               $20,401        -6.20%                      $20,805
      12/31/2000    5.28%               $21,479         1.67%                      $21,153

*Source: MSCI.
For an index description, please see the Index Definitions following the Fund Summaries.

                          Past performance does not guarantee future results.

Templeton Growth Securities Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                           TG-5
PAGE

                       SUPPLEMENT DATED JANUARY 2, 2001
                             TO THE PROSPECTUS FOR
             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                               DATED MAY 1, 2000

The prospectus, with respect to TEMPLETON GROWTH SECURITIES FUND, is amended by replacing the section MANAGEMENT TEAM under MANAGEMENT (page TG-5) with the following:

MANAGEMENT TEAM The team responsible for the fund's management is:

                            Mr. Winner has been a manager of the fund since January 2001, and has been
Dale A. Winner, CFA
PORTFOLIO MANAGER           with Franklin Templeton Investments since 1995.
TGAL

Murdo Murchison, CFA        Mr. Murchison has been a manager of the fund since January 2001, and has
PORTFOLIO MANAGER           been with Franklin Templeton Investments since 1993.
TGAL

Jeffrey A. Everett, CFA     Mr. Everett has been a manager of the fund since its inception in 1994, and has
PRESIDENT                   been with Franklin Templeton Investments since 1989.
TGAL

               Please keep this supplement for future reference.

TG-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights


                                                                                   Class 1
                                                      -----------------------------------------------------------------
                                                                           Year Ended December 31,
                                                      -----------------------------------------------------------------
                                                           2000          1999         1998         1997         1996
                                                      -----------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................      $15.63       $14.77       $15.34       $13.80      $11.75
                                                      -----------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ...........................         .30          .28          .35          .33         .25
 Net realized and unrealized gains (losses) .........        (.15)        2.66          .98         1.53        2.22
                                                      -----------------------------------------------------------------
Total from investment operations ....................         .15         2.94         1.33         1.86        2.47
                                                      -----------------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.27)        (.36)        (.41)        (.24)       (.21)
 Net realized gains .................................       (1.75)       (1.72)       (1.49)        (.08)       (.21)
                                                      -----------------------------------------------------------------
Total distributions .................................       (2.02)       (2.08)       (1.90)        (.32)       (.42)
                                                      -----------------------------------------------------------------
Net asset value, end of year ........................      $13.76       $15.63       $14.77       $15.34      $13.80
                                                      =================================================================
Total return(a) .....................................       1.74%       21.04%        8.98%       13.50%      21.28%
Ratios/supplemental data
Net assets, end of year (000's) .....................  $1,163,637     $708,310     $747,080     $758,445    $579,877
Ratios to average net assets:
 Expenses ...........................................        .88%         .88%         .88%         .88%        .93%
 Net investment income ..............................       2.18%        1.87%        2.27%        2.49%       2.20%
Portfolio turnover rate .............................      69.67%       46.54%       32.30%       24.81%      12.32%

(a) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
(b) Based on average shares outstanding effective year ended December 31, 1999.

                                                                           TG-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                                 Class 2
                                                        -------------------------
                                                         Year Ended December 31,
                                                        -------------------------
                                                            2000         1999c
                                                        -------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $ 15.60       $ 15.34
                                                        -------------------------
Income from investment operations:
 Net investment incomed .............................        .25            .17
 Net realized and unrealized gains (losses) .........       (.15)          2.17
                                                        -------------------------
Total from investment operations ....................        .10           2.34
                                                        -------------------------
Less distributions from:
 Net investment income ..............................       (.26)          (.36)
 Net realized gains .................................      (1.75)         (1.72)
                                                        -------------------------
Total distributions .................................      (2.01)         (2.08)
                                                        -------------------------
Net asset value, end of year ........................     $13.69         $15.60
                                                        =========================
Total returnb .......................................      1.47%         16.35%
Ratios/supplemental data
Net assets, end of year (000's) .....................    $79,043         $4,483
Ratios to average net assets:
 Expenses ...........................................      1.12%          1.14%(a)
 Net investment income ..............................      1.87%          1.17%(a)
Portfolio turnover rate .............................     69.67%         46.54%

(a) Annualized
(b) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c) For the period January 6, 1999 (effective date) to December 31, 1999.
(d) Based on average shares outstanding.

                       See notes to financial statements.

TG-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000

                                                                 COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------
    Common Stocks 91.4%
    Aerospace & Defense 4.7.%
    BAE Systems PLC .....................................    United Kingdom     2,132,034     $   12,166,126
    Lockheed Martin Corp. ...............................     United States       612,500         20,794,375
    Raytheon Co., A .....................................     United States       483,374         14,017,846
    Rolls-Royce PLC .....................................    United Kingdom     4,016,521         11,939,825
                                                                                              --------------
                                                                                                  58,918,172
                                                                                              --------------
    Air Freight & Couriers .2%
    Airborne Inc. .......................................     United States       272,000          2,652,000
                                                                                              --------------
    Airlines 1.0%
    Singapore Airlines Ltd. .............................       Singapore       1,303,100         12,925,790
                                                                                              --------------
    Auto Components 1.2%
    Goodyear Tire & Rubber Co. ..........................     United States       269,000          6,184,310
    Michelin SA, B ......................................        France           200,000          7,238,553
    Visteon Corp. .......................................     United States       153,289          1,762,824
                                                                                              --------------
                                                                                                  15,185,687
                                                                                              --------------
    Automobiles 4.8%
    Bayerische Motorenwerke AG ..........................        Germany          203,600          6,642,476
    Ford Motor Co. ......................................     United States       711,507         16,675,945
    General Motors Corp. ................................     United States       365,000         18,592,187
    Regie Nationale des Usines Renault SA ...............        France           165,000          8,597,542
    Volkswagen AG .......................................        Germany          165,400          8,781,435
                                                                                              --------------
                                                                                                  59,289,585
                                                                                              --------------
    Banks 8.1%
    Australia & New Zealand Banking Group Ltd. ..........       Australia       1,844,184         14,735,519
    Banco Popular Espanol SA ............................         Spain           140,000          4,876,400
    Bank of America Corp. ...............................     United States       435,000         19,955,625
    Foreningssparbanken AB, A ...........................        Sweden           350,000          5,360,076
    HSBC Holdings PLC ...................................       Hong Kong       1,900,801         28,146,837
    National Australia Bank Ltd. ........................       Australia         915,000         14,647,606
    U.S. Bancorp. .......................................     United States       425,000         12,404,688
                                                                                              --------------
                                                                                                 100,126,751
                                                                                              --------------
    Beverages .2%
    PanAmerican Beverages Inc., A .......................        Mexico           150,000          2,128,125
                                                                                              --------------
    Building Products .7%
    Novar PLC ...........................................    United Kingdom     2,805,290          8,423,036
                                                                                              --------------
    Chemicals 5.4%
    Agrium Inc. .........................................        Canada           400,000          5,850,000
    Akzo Nobel NV .......................................      Netherlands        355,200         19,075,080
    BASF AG .............................................        Germany          253,200         11,517,411
    DSM NV, Br. .........................................      Netherlands        300,000         10,508,576
    Eastman Chemical Co. ................................     United States       125,000          6,093,750
    Kemira OY ...........................................        Finland          447,900          2,270,765
    Lyondell Chemical Co. ...............................     United States       770,500         11,798,281
                                                                                              --------------
                                                                                                  67,113,863
                                                                                              --------------
    Commercial Services & Supplies 1.8%
    Waste Management Inc. ...............................     United States       800,000         22,200,000
                                                                                              --------------
    Computers & Peripherals 1.1%
    Compaq Computer Corp. ...............................     United States       400,000          6,020,000
    Fujitsu Ltd. ........................................         Japan           350,000          5,161,121
    Hewlett-Packard Co. .................................     United States        10,000            315,625
  a Lexmark International Inc. ..........................     United States        60,000          2,658,750
                                                                                              --------------
                                                                                                  14,155,496
                                                                                              --------------

                                                                           TG-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)



                                                                              COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Construction Materials .2%
    Cheung Kong Infrastructure Holdings Ltd. .........................       Hong Kong       1,768,000     $    2,912,704
                                                                                                           --------------
    Containers & Packaging .4%
    Assidoman AB .....................................................        Sweden           153,680          3,094,611
    Assidoman AB, 144A ...............................................        Sweden            46,104            928,383
(a) Assidoman AB, Redemption Shares ..................................        Sweden            38,420            773,653
(a) Assidoman AB, Redemption Shares, 144A ............................        Sweden            11,526            232,096
                                                                                                           --------------
                                                                                                                5,028,743
                                                                                                           --------------
    Diversified Financials 2.6%
    Merrill Lynch & Co. Inc. .........................................     United States       250,000         17,046,875
    Nomura Securities Co. Ltd. .......................................         Japan            66,000          1,187,653
    Swire Pacific Ltd., A ............................................       Hong Kong       1,688,300         12,175,396
    Swire Pacific Ltd., B ............................................       Hong Kong       1,304,000          1,136,835
                                                                                                           --------------
                                                                                                               31,546,759
                                                                                                           --------------
    Diversified Telecommunication Services 4.4%
    AT&T Corp. .......................................................     United States       500,000          8,656,250
    Nippon Telegraph & Telephone Corp. ...............................         Japan             1,698         12,236,900
    SBC Communications Inc. ..........................................     United States       160,000          7,640,000
    Telecom Argentina Stet-France Telecom SA (TECO), B, ADR ..........       Argentina         240,000          3,765,000
    Telecom Corp. of New Zealand Ltd. ................................      New Zealand      2,386,100          5,078,628
    Telefonos de Mexico SA de CV (Telmex) L, ADR .....................        Mexico           279,855         12,628,457
  a Worldcom Inc. ....................................................     United States       300,000          4,218,750
                                                                                                           --------------
                                                                                                               54,223,985
                                                                                                           --------------
    Electric Utilities 7.4%
    CLP Holdings Ltd. ................................................       Hong Kong       2,043,000         10,188,938
    E.On AG ..........................................................        Germany          278,000         16,912,865
    Endesa SA ........................................................         Spain           400,000          6,816,069
    Entergy Corp. ....................................................     United States        97,900          4,142,394
    Hong Kong Electric Holdings Ltd. .................................       Hong Kong       3,394,000         12,531,853
    Iberdrola SA, Br. ................................................         Spain         1,031,200         12,924,732
    Innogy Holdings PLC ..............................................    United Kingdom     1,802,600          5,028,689
    International Power PLC ..........................................    United Kingdom     1,802,600          6,550,087
    Korea Electric Power Corp. .......................................      South Korea        458,200          8,548,237
    Potomac Electric Power Co. .......................................     United States       100,000          2,471,000
    Powergen PLC .....................................................    United Kingdom       600,000          5,651,076
                                                                                                           --------------
                                                                                                               91,765,940
                                                                                                           --------------
    Electrical Equipment .2%
    ABB Ltd. .........................................................      Switzerland         23,495          2,412,872
                                                                                                           --------------
    Electronic Equipment & Instruments .8% ...........................
    Hitachi Ltd. .....................................................         Japan         1,103,500          9,836,804
                                                                                                           --------------
    Food & Drug Retailing 4.3%
    Albertson's Inc. .................................................     United States       537,800         14,251,700
  a Kroger Co. .......................................................     United States       910,000         24,626,875
    Safeway PLC ......................................................    United Kingdom     3,223,718         14,470,927
                                                                                                           --------------
                                                                                                               53,349,502
                                                                                                           --------------
    Food Products 5.3%
    General Mills Inc. ...............................................     United States       125,000          5,570,312
    H.J. Heinz Co. ...................................................     United States       650,000         30,834,375
    Northern Foods PLC ...............................................    United Kingdom     2,208,797          4,536,839
    Sara Lee Corp. ...................................................     United States       400,000          9,825,000
    Unilever PLC .....................................................    United Kingdom     1,800,000         15,366,805
                                                                                                           --------------
                                                                                                               66,133,331
                                                                                                           --------------

TG-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                      COUNTRY           SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Gas Utilities .8%
    TransCanada PipeLines Ltd. ...............................        Canada             885,566      $   10,140,969
                                                                                                      --------------
(a) Health Care Providers & Services .6%
    Aetna Inc. ...............................................     United States         180,000           7,391,250
                                                                                                      --------------
(a) Hotels Restaurants & Leisure .1%
    P & O Princess Cruises PLC ...............................    United Kingdom         294,200           1,241,526
                                                                                                      --------------
    Household Durables .7%
    LG Electronics Inc. ......................................      South Korea          275,000           2,597,826
    Newell Rubbermaid Inc. ...................................     United States         275,000           6,256,250
                                                                                                      --------------
                                                                                                           8,854,076
                                                                                                      --------------
    Household Products 1.7%
    Procter & Gamble Co. .....................................     United States         264,000          20,707,500
                                                                                                      --------------
    Insurance 5.8%
    Ace Ltd. .................................................        Bermuda            302,000          12,816,125
    Allstate Corp. ...........................................     United States         457,700          19,938,556
    Torchmark Corp. ..........................................     United States         273,400          10,508,813
    Unumprovident Corp. ......................................     United States          81,100           2,179,563
    XL Capital Ltd., A .......................................        Bermuda            127,100          11,105,363
    Zurich Financial Services AG .............................      Switzerland           25,298          15,252,173
                                                                                                      --------------
                                                                                                          71,800,593
                                                                                                      --------------
(a) IT Consulting & Services .1%
    Gartner Group Inc., B ....................................     United States         224,400           1,422,696
                                                                                                      --------------
    Leisure Equipment & Products 2.0%
    Eastman Kodak Co. ........................................     United States         159,600           6,284,250
    Fuji Photo Film Co. Ltd. .................................         Japan             450,000          18,835,377
                                                                                                      --------------
                                                                                                          25,119,627
                                                                                                      --------------
    Machinery 2.0%
    METSO OYJ ................................................        Finland            380,650           4,252,753
    Sandvik AB ...............................................        Sweden             440,000          10,585,555
    Volvo AB, B ..............................................        Sweden             595,620           9,879,130
                                                                                                      --------------
                                                                                                          24,717,438
                                                                                                      --------------
    Marine .1%
    Peninsular & Oriental Steam Navigation Co. ...............    United Kingdom         294,200           1,392,048
                                                                                                      --------------
    Media 1.2%
    Gannett Co. Inc. .........................................     United States         230,000          14,504,375
    South China Morning Post Ltd. ............................       Hong Kong         1,254,000             932,473
                                                                                                      --------------
                                                                                                          15,436,848
                                                                                                      --------------
    Metals & Mining 2.9%
    AK Steel Holding Corp. ...................................     United States         795,400           6,959,750
    Barrick Gold Corp. .......................................        Canada             768,800          12,594,968
    Companhia Siderurgica Nacional Sid Nacional CSN ..........        Brazil         129,100,000           4,111,338
    Industrias Penoles SA ....................................        Mexico             268,800             181,839
    Pohang Iron & Steel Co. Ltd. .............................      South Korea          131,192           7,933,745
    USX-U.S. Steel Group .....................................     United States         250,000           4,500,000
                                                                                                      --------------
                                                                                                          36,281,640
                                                                                                      --------------
    Multiline Retail 2.4%
    J.C. Penney Co. Inc. .....................................     United States         530,000           5,763,750
(a) Kmart Corp. ..............................................     United States       1,100,000           5,843,750
    Marks & Spencer PLC ......................................    United Kingdom       3,261,000           9,072,812
    Sears, Roebuck & Co. .....................................     United States         275,900           9,587,525
                                                                                                      --------------
                                                                                                          30,267,837
                                                                                                      --------------

                                                                          TG-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                       COUNTRY          SHARES            VALUE
-------------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Oil & Gas 6.2%
    Amerada Hess Corp. ........................................     United States         47,928     $    3,501,740
    Burlington Resources Inc. .................................     United States        193,400          9,766,700
    Eni SpA ...................................................         Italy          1,559,050          9,953,283
    Occidental Petroleum Corp. ................................     United States        423,100         10,260,175
    PetroChina Co. Ltd., H ....................................         China         40,950,000          6,825,088
    Petroleo Brasileiro SA, ADR ...............................        Brazil            350,000          8,050,000
    Repsol YPF SA .............................................         Spain            500,000          7,989,635
    Shell Transport & Trading Co. PLC .........................    United Kingdom      1,132,853          9,265,151
    Texaco Inc. ...............................................     United States        180,000         11,182,500
                                                                                                     --------------
                                                                                                         76,794,272
                                                                                                     --------------
    Paper & Forest Products 4.1%
    Bowater Inc. ..............................................     United States        191,800         10,812,725
    Georgia-Pacific Corp. (Timber Grp) ........................     United States        272,200          8,148,988
    International Paper Co. ...................................     United States        300,000         12,243,750
    Metsa Serla OY, B .........................................        Finland           270,000          2,154,667
    Stora Enso OYJ, R .........................................        Finland           132,700          1,569,780
    UPM-Kymmene Corp. .........................................        Finland           450,000         15,441,777
                                                                                                     --------------
                                                                                                         50,371,687
                                                                                                     --------------
    Pharmaceuticals 1.7%
    Abbott Laboratories .......................................     United States        445,370         21,572,609
                                                                                                     --------------
    Real Estate 3.3%
    Amoy Properties Ltd. ......................................       Hong Kong        2,635,500          2,939,634
    Cheung Kong Holdings Ltd. .................................       Hong Kong        1,615,499         20,660,012
    General Growth Properties Inc. ............................     United States        164,500          5,952,844
    Highwoods Properties Inc. .................................     United States        107,900          2,684,013
    National Health Investors Inc. ............................     United States        311,100          2,294,362
    New World Development Co. Ltd. ............................       Hong Kong        1,513,457          1,833,635
    Rouse Co. .................................................     United States        180,000          4,590,000
                                                                                                     --------------
                                                                                                         40,954,500
                                                                                                     --------------
(a) Semiconductor Equipment & Products .1%
    Hyundai Electronics Industries Co. ........................      South Korea         300,000            954,545
                                                                                                     --------------
    Specialty Retail .4%
    W.H. Smith PLC ............................................    United Kingdom        772,850          4,946,988
                                                                                                     --------------
    Trading Companies & Distributors .2%
    Samsung Corp. .............................................      South Korea         500,000          2,035,573
                                                                                                     --------------
    Wireless Telecommunication Services .2%
    SK Telecom Co. Ltd., ADR ..................................      South Korea          54,400          1,281,800
    Smartone Telecommunications Holdings Ltd. .................       Hong Kong        1,108,000          1,598,097
                                                                                                     --------------
                                                                                                          2,879,897
                                                                                                     --------------
    Total Common Stocks (Cost $1,089,510,662)..................                                       1,135,613,264
                                                                                                     --------------
    Preferred Stocks .7%
    Cia Vale do Rio Doce, A, ADR, pfd. ........................        Brazil            120,000          2,955,000
    Petroleo Brasileiro SA, pfd. ..............................        Brazil            157,470          3,696,911
    Volkswagen AG, pfd. .......................................        Germany            60,000          1,830,762
                                                                                                     --------------
    Total Preferred Stocks (Cost $9,453,358)...................                                           8,482,673
                                                                                                     --------------
    Total Long Term Investments (Cost $1,098,964,020)..........                                       1,144,095,937
                                                                                                     --------------

TG-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                                   PRINCIPAL
                                                                                    COUNTRY         AMOUNT            VALUE
                                                                                -----------------------------------------------
(b) Repurchase Agreements 8.1%
    Lehman Securities Inc., 6.40%, 1/02/01 (Maturity Value $50,035,556)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes .........  United States   $50,000,000     $   50,000,000
    Paribas Corp., 6.45%, 1/02/01 (Maturity Value $51,208,673)
    Collateralized by Federal Home Loan Mortgage Corp. Discount Notes .........  United States    51,172,000         51,172,000
                                                                                                                 --------------
    Total Repurchase Agreements (Cost $101,172,000)............................                                     101,172,000
                                                                                                                 --------------
    Total Investments (Cost $1,200,136,020) 100.2%.............................                                   1,245,267,937
    Other Assets, less Liabilities (.2%) ......................................                                      (2,587,382)
                                                                                                                 --------------
    Total Net Assets 100.0% ...................................................                                  $1,242,680,555
                                                                                                                 ==============

(a) Non-incoming producing
(b) See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

                                                                          TG-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................     $ 1,098,964,020
                                                            ===============
  Value ...............................................       1,144,095,937
 Repurchase agreements, at value and cost .............         101,172,000
 Receivables:
   Investment securities sold .........................             494,286
   Capital shares sold ................................              74,280
   Dividends and interest .............................           3,702,816
                                                            ---------------
    Total assets ......................................       1,249,539,319
                                                            ---------------
Liabilities:
 Payables:
   Capital shares redeemed ............................           5,541,351
   Affiliates .........................................             856,099
   Professional fees ..................................              49,426
   Reports to shareholders ............................             182,405
 Funds advanced by custodian ..........................             165,302
 Other liabilities ....................................              64,181
                                                            ---------------
   Total liabilities ..................................           6,858,764
                                                            ---------------
    Net assets, at value ..............................     $ 1,242,680,555
                                                            ===============
Net assets consist of:
 Undistributed net investment income ..................     $    22,733,829
 Net unrealized appreciation ..........................          45,131,917
 Accumulated net realized gain ........................         193,332,717
 Capital shares .......................................         981,482,092
                                                            ---------------
    Net assets, at value ..............................     $ 1,242,680,555
                                                            ===============
Class 1:
 Net assets, at value .................................     $ 1,163,637,330
                                                            ===============
 Shares outstanding ...................................          84,584,509
                                                            ===============
 Net asset value and offering price per share .........     $         13.76
                                                            ===============
Class 2:
 Net assets, at value .................................     $    79,043,225
                                                            ===============
 Shares outstanding ...................................           5,771,749
                                                            ===============
 Net asset value and offering price per share .........     $         13.69
                                                            ===============

                       See notes to financial statements.

TG-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Investment Income:
 (net of foreign taxes of $1,989,369)
 Dividends .................................................    $   28,108,559
 Interest ..................................................         4,534,809
                                                                --------------
    Total investment income ................................        32,643,368
                                                                --------------
Expenses:
 Management fees (Note 3) ..................................         8,610,867
 Distribution fees - Class 2 (Note 3) ......................           126,744
 Custodian fees ............................................           242,100
 Reports to shareholders ...................................           368,572
 Professional fees (Note 3) ................................            92,155
 Trustees' fees and expenses ...............................            11,025
 Other .....................................................            26,351
                                                                --------------
    Total expenses .........................................         9,477,814
                                                                --------------
     Net investment income .................................        23,165,554
                                                                --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................       195,106,898
  Foreign currency transactions ............................          (536,198)
                                                                --------------
   Net realized gain .......................................       194,570,700
 Net unrealized depreciation on investments ................      (171,116,784)
                                                                --------------
Net realized and unrealized gain ...........................        23,453,916
                                                                --------------
Net increase in net assets resulting from operations .......    $   46,619,470
                                                                ==============

                       See notes to financial statements.

                                                                          TG-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                 2000               1999
                                                                          ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................    $   23,165,554      $  13,240,797
  Net realized gain from investments and foreign currency transactions        194,570,700         72,994,064
  Net unrealized appreciation (depreciation) on investments ...........      (171,116,784)        47,953,928
                                                                          ------------------------------------
     Net increase in net assets resulting from operations .............        46,619,470        134,188,789
 Distributions to shareholders from:
  Net investment income:
   Class 1 ............................................................       (11,099,754)       (15,661,321)
   Class 2 ............................................................          (152,094)           (19,742)
  Net realized gains:
   Class 1 ............................................................       (73,119,422)       (75,768,827)
   Class 2 ............................................................        (1,029,478)           (95,513)
                                                                          ------------------------------------
 Total distributions to shareholders ..................................       (85,400,748)       (91,545,403)
 Capital share transactions (Note 2):
   Class 1 ............................................................       497,688,296        (80,925,896)
   Class 2 ............................................................        70,980,087          3,995,606
                                                                          ------------------------------------
 Total capital share transactions .....................................       568,668,383        (76,930,290)
    Net increase (decrease) in net assets .............................       529,887,105        (34,286,904)
Net assets:
 Beginning of year ....................................................       712,793,450        747,080,354
                                                                          ------------------------------------
 End of year ..........................................................    $1,242,680,555      $ 712,793,450
                                                                          ====================================
Undistributed net investment income included in net assets:
 End of year ..........................................................    $   22,733,829      $  11,248,397
                                                                          ====================================

                       See notes to financial statements.

TG-16
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Growth Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund seeks long-term capital growth. The portfolio invests primarily in equity securities of companies of any nation, including those in U.S. and emerging markets.

Effective May 1, 2000, the name of the Templeton Global Growth Fund changed to Templeton Growth Securities Fund, as a result of Fund mergers, as discussed in
Note 6. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2000, all repurchase agreements held by the Fund had been entered into on December 29, 2000.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

                                                                          TG-17
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                            Year Ended December 31,
                                                     ---------------------------------------------------------------------
                                                                    2000                              1999(a)
                                                     ---------------------------------------------------------------------
                                                          Shares            Amount           Shares            Amount
Class 1 Shares:                                      ---------------------------------------------------------------------
Shares sold ........................................     17,873,866    $  238,251,058        3,559,626    $   53,423,886
Shares issued on merger (Note 6) ...................     48,592,348       628,298,597               --                --
Shares issued on reinvestment of distributions .....      6,513,471        84,219,176        6,314,237        91,430,148
Shares redeemed ....................................    (33,716,851)     (453,080,535)     (15,136,586)     (225,779,930)
                                                     ---------------------------------------------------------------------
Net increase (decrease) ............................     39,262,834    $  497,688,296       (5,262,723)   $  (80,925,896)
                                                     =====================================================================
Class 2 Shares:
Shares sold ........................................     12,896,783    $  173,384,758        3,228,083    $   46,873,543
Shares issued on merger (Note 6) ...................      4,308,381        55,535,000               --                --
Shares issued on reinvestment of distributions .....         91,595         1,181,572            7,976           115,255
Shares redeemed ....................................    (11,812,327)     (159,121,243)      (2,948,742)      (42,993,192)
                                                     ---------------------------------------------------------------------
Net increase .......................................      5,484,432    $   70,980,087          287,317    $    3,995,606
                                                     =====================================================================

(a) For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

TG-18
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                         Affiliation
       -------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Templeton Global Advisors Ltd. (TGAL)                          Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
--------------------------------------------------------------------------
  1.00%               First $100 million
   .90%               Over $100 million, up to and including $250 million
   .80%               Over $250 million, up to and including $500 million
   .75%               Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $7,497 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 2000, the Fund had deferred currency losses of $37,117 occurring subsequent to October 31, 2000. For tax purposes, such loss will be reflected in the year ending December 31, 2001.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, merger related expenses, foreign currency transactions, and losses realized subsequent to October 31 on the sales of foreign currencies.

At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,200,843,720 was as follows:

  Unrealized appreciation .............  $  188,943,028
  Unrealized depreciation .............    (144,518,811)
                                         --------------
  Net unrealized appreciation .........  $   44,424,217
                                         ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $671,242,477 and $851,392,810, respectively.

                                                                          TG-19
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

6. MERGERS

On May 1, 2000, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Growth Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Stock Fund pursuant to a plan of reorganization approved by TVP - Templeton Stock Fund's shareholders. The merger was accomplished by a tax-free exchange of 48,592,348 Class 1 shares and 4,308,381 Class 2 shares of the FTVIPT - Templeton Growth Securities Fund (valued at $12.93 per share and $12.89 per share, respectively) for the net assets of the TVP - Templeton Stock Fund which aggregated $683,833,597, including $122,735,093 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the FTVIPT - Templeton Growth Securities Fund immediately after the merger were $1,325,793,044.

TG-20
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Securities Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

                                                                          TG-21
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $152,120,710 as a capital gain dividend for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 35.13% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.

TG-22
PAGE

                                                         INDEX DEFINITIONS

--------------------------------------------------------------------------------
Consumer Price Index is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United
States; published by the Bureau of Labor Statistics.
--------------------------------------------------------------------------------

Credit Suisse First Boston Global High Yield (CSFB HY) Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The modular nature of the index allows customization of data to meet client needs. The index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. The CSFB HY Index follows a total of
250 sectors. CS First Boston has maintained the index since January 1986. While the index is priced and run weekly, monthly returns are typically used for performance attribution.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends, and substitutions of stocks. It represents about 25%
of the NYSE market capitalization.
--------------------------------------------------------------------------------
JP Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index is composed of securities in the Lehman Brothers Government and Credit Indexes, including U.S. Treasury, U.S.
government and agency securities; publicly issued U.S. corporate and foreign debentures; and secured notes that meet maturity, liquidity and quality specifications. Total return includes price appreciation/depreciation and income as a percentage of the original investment.
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least
$100 million for U.S. government issues and $50 million for all others. All returns are market-value weighted inclusive of accrued interest. The index is a composite of the Government/Corporate Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/ depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.



                                                                            I-1
PAGE

--------------------------------------------------------------------------------
Lehman Brothers Intermediate Government Bond Index includes securities issued by the U.S. government or its agencies with maturities from one up to, but not including, 10 years. These securities must have at least $100 million par amount outstanding and must be rated investment grade (Baa3 or better) by Moody's Investors Service. If a Moody's rating is not available, the Standard & Poor's or Fitch rating is used. These must be fixed-rate securities, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.
--------------------------------------------------------------------------------
Lipper VIP Growth & Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Growth & Income Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper Growth & Income Funds are defined as all mutual funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. As of 12/31/00, there were 243 funds in this category.
--------------------------------------------------------------------------------
Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/00, there were 16 funds in this category.
--------------------------------------------------------------------------------
Lipper VIP U.S. Mortgage Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S.
Mortgage Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper U.S. Mortgage Funds are defined as all funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. As of 12/31/00, there were 7 funds in this category.
--------------------------------------------------------------------------------
Merrill Lynch Treasury Zero Coupon 5-, 10- and 20-Year Bond Total Return
Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country World Free Index is an equity index that measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).


I-2
PAGE

--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an equity index that measures the total return (dividends are reinvested) of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included. The securities in the index are capitalization weighted (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Pacific Index comprises five developed market countries or regions in the Pacific: Australia, Hong Kong, Japan, New Zealand and Singapore. The MSCI indexes define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets globally. Securities included in the index are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value weighted.
--------------------------------------------------------------------------------
Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.
--------------------------------------------------------------------------------
Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.



                                                                            I-3
PAGE

--------------------------------------------------------------------------------
Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.
--------------------------------------------------------------------------------
Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.
--------------------------------------------------------------------------------
Salomon Smith Barney Global Ex-U.S. less than $1 Billion Index is a total-capitalization weighted index that includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S.$1 billion.
--------------------------------------------------------------------------------
Salomon Smith Barney Global Ex-U.S. less than $2 Billion Index is a total-capitalization weighted index that includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S.$2 billion.
--------------------------------------------------------------------------------
Standard & Poor's 500 (S&P 500) consists of 500 widely held domestic common stocks comprising four broad sectors: industrials, utilities, financials and transportation. It is a market value-weighted index, where the stock price is multiplied by the number of shares outstanding, with each stock affecting the index in proportion to its market value. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.
--------------------------------------------------------------------------------
S&P(R)/International Finance Corporation (IFC) Investable Composite Index measures the total return with dividends reinvested of equity securities in emerging markets globally. Securities' weights are adjusted to reflect only the portion of the market capitalization available to foreign (non-local) investors. Securities included in the index are weighted according to their adjusted market capitalization (outstanding investable shares times price).

I-4
PAGE

--------------------------------------------------------------------------------
S&P 500 Health Care Composite Index is a capitalization-weighted index of all of the stocks in the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was developed with a base of 100 as of January 14, 1987.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The index is composed of companies whose charter is the equity ownership and operation of commercial real estate. The index rebalances monthly and returns are calculated on a buy-and-hold basis.
--------------------------------------------------------------------------------

                                                                            I-5

PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT


Financial Statements

Statement of Assets and Liabilities
December 31, 2000


Assets:
 Investments in Templeton Growth Securities Fund
  Cost ...................................................    $11,802,425
                                                              ===========
  Value ..................................................     10,968,202
 Receivable from Templeton Funds Annuity Company .........          4,237
                                                              -----------
       Net assets, at value ..............................    $10,972,439
                                                              ===========
Net assets attributable to annuitants -
       Annuity reserves (Note 1) .........................    $10,972,439
                                                              ===========

                       See notes to financial statements.

                                                                           SA-1
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT


Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2000


Investment income:
Income:
 Dividend distributions ......................................    $    129,727
 Capital gains distributions .................................       2,444,891
                                                                  ------------
  Total income ...............................................       2,574,618
Expenses:
 Periodic charge (Note 2) ....................................         123,003
                                                                  ------------
   Net investment income .....................................       2,451,615
                                                                  ------------
Realized and unrealized losses on investments:
 Net realized loss on investments ............................        (204,943)
 Net unrealized depreciation on investments ..................      (1,582,245)
                                                                  ------------
   Net realized and unrealized loss on investments ...........      (1,787,188)
                                                                  ------------
Net increase in net assets resulting from operations .........    $    664,427
                                                                  ============

                       See notes to financial statements.

SA-2
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT


Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999



                                                                                         Year Ended           Year Ended
                                                                                     December 31, 2000     December 31, 1999
                                                                                    -------------------   ------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................................................      $  2,451,615          $    918,504
  Net realized gain (loss) on investments .......................................          (204,943)              120,868
  Net unrealized appreciation (depreciation) on investments .....................        (1,582,245)            1,654,417
                                                                                       ------------          ------------
     Net increase in net assets resulting from operations .......................           664,427             2,693,789
                                                                                       ------------          ------------
 Annuity unit transactions:
  Annuity payments ..............................................................        (1,527,525)           (1,405,865)
  Increase (decrease) in annuity reserves for mortality experience (Note 1) .....            55,429               (85,386)
                                                                                       ------------          ------------
  Net decrease in net assets derived from annuity unit transactions .............        (1,472,096)           (1,491,251)
                                                                                       ------------          ------------
     Net increase (decrease) in net assets ......................................          (807,669)            1,202,538
 Net assets:
  Beginning of year .............................................................        11,780,108            10,577,570
                                                                                       ------------          ------------
  End of year ...................................................................      $ 10,972,439          $ 11,780,108
                                                                                       ============          ============

                      See notes to financial statements.

                                                                           SA-3
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Notes to Financial Statements

1. ORGANIZATION AND SUMMARY OF ACCOUNTING POLICIES

The Templeton Funds Retirement Annuity Separate Account (the Separate Account) was established on February 4, 1987 by resolution of the Board of Directors of Templeton Funds Annuity Company (the Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is sold exclusively for use with the Templeton Retirement Annuity, an immediate variable annuity designed for distributing the benefits of tax deferred retirement plans. On May 1, 2000, the Separate Account's shares in the Templeton Variable Product Series Fund - Stock Fund Class 1 valued $11,367,770 were exchanged for shares of equal value in the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Growth Securities Fund Class 1. As of December 31, 2000, all assets of the Separate Account are invested in the FTVIPT - Templeton Growth Securities Fund Class 1. The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.


a. Security Valuation


Investments in shares of the Fund are carried in the Statement of Assets and Liabilities at net asset value (market value).


b. Dividends


Dividend income and capital gain distributions are recorded as income on the ex-dividend date and reinvestment in additional shares of the Fund.


c. Income Taxes


Operations of the Separate Account from a part of the Company, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Separate Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an Annuitant's gross income until amounts are received pursuant to an Annuity.


d. Annuity Reserves


Annuity reserves are computed according to the 1983a Blended Unisex Mortality Table, with a 50% male/female content. The assumed interest rates are 9%, 7% and 3%. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.


2. PERIODIC CHARGE


The Company assesses a Periodic Charge against the Separate Account, equal on an annual basis to 1.1% of Separate Account assets. The Periodic Charge, in the following amounts, compensates the Company for expenses of administering the Separate Account and for assuming the risks that mortality experience will be lower than the rate assumed and that expenses will be greater than what is assumed: 0.3% of average annual net assets to cover expenses, 0.3% to cover expense risk and 0.5% to cover the mortality risk. The Periodic Charge is guaranteed as to Annuities issued prior to the effective date of any change in the Periodic Charge.

SA-4
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Notes to Financial Statements (continued)

3. INVESTMENT TRANSACTIONS


During the year ended December 31, 2000, FTVIPT - Templeton Growth Securities Fund Class 1 shares purchases and sales aggregated $2,578,962 and $1,804,279, respectively. Realized gains and losses are reported on an identified cost basis.


4. CONCENTRATION OF CREDIT RISK


Financial instruments which potentially subject the Separate Account to concentrations of credit risk consist of investments in the FTVIPT - Templeton Growth Securities Fund Class 1. The Fund's investment securities are managed by professional investment managers within established guidelines. As of December 31, 2000, in management's opinion, the Separate Account had no significant concentration of credit risk.


                                                                           SA-5
PAGE

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Participants of
Templeton Funds Retirement Annuity Separate Account

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Templeton Funds Retirement Annuity Separate Account (the Separate Account) at December 31, 2000, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
--------------------------
PricewaterhouseCoopers LLP
Tampa, Florida
February 2, 2001

SA-6
PAGE

[FRANKLIN TEMPLETON LOGO(R)]
FRANKLIN(R) TEMPLETON(R) INVESTMENTS

100 FOUNTAIN PARKWAY
ST. PETERSBURG, FLORIDA 33716-1205


ANNUAL REPORT

INSURANCE ISSUER
Templeton Funds Annuity Company
100 Fountain Parkway
St. Peterburg, Florida 33716-1205
1-800-774-5001

INVESTMENT MANAGER
Templeton Global Advisors Limited
Lyford Cay
Nassau, N.P., Bahamas

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors Inc.
777 Mariners Island Blvd.
San Mateo, CA 94404-1585

This report was prepared for contract owners who have previously received a prospectus for their annuity contract and for Templeton Growth Securities Fund, a series of Franklin Templeton Variable Insurance Products Trust.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TRA A00 02/01                   [RECYCLE GRAPHIC] Printed on recycled paper